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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 26, 1999

                            Prison Realty Trust, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)


            Maryland                   0-25245                   62-1763875
            --------                   -------                   ----------
 (State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
        of incorporation)                                    Identification No.)


        10 Burton Hills Boulevard, Suite 100, Nashville, Tennessee 37215
        ----------------------------------------------------------------
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (615) 263-0200


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

On May 26, 1999 and May 27, 1999, respectively, two complaints were filed by certain purported stockholders of Prison Realty Trust, Inc. (the "Company") in the United States District Court for the Middle District of Tennessee naming as defendants the Company, Doctor R. Crants, the Chief Executive Officer and Chairman of the Board of Directors of the Company, and D. Robert Crants, III, the President of the Company (the Company, Mr. Crants and Mr. Crants, III are referred to collectively herein as the "Defendants"). The plaintiffs in each action represent a putative class of the public purchasers of the Company's common stock during the class period, as well as holders of the common stock of the Company's predecessors whose shares were exchanged for Company common stock in the mergers of Corrections Corporation of America and CCA Prison Realty Trust with and into the Company on December 31, 1998 and January 1, 1999, respectively (the "Merger").

The complaints were filed shortly after the Company's public disclosure in its 10-Q for the first quarter of 1999, filed on May 14, 1999, that the Company had increased its payments, including retroactively to January 1, 1999, to Corrections Corporation of America (formerly Correctional Management Services Corporation) ("New CCA"), the Company's primary tenant, pursuant to the terms of the Business Development Agreement and the Amended and Restated Tenant Incentive Agreement, both of which were entered into on May 4, 1999. The complaints allege violations of Federal securities laws by the Defendants, claiming that the Defendants made materially false and misleading statements with regard to the operating results and financial condition of the Company and New CCA and in connection with the Merger and the financial relationship between the Company and New CCA. The complaints allege, among other things, that the Defendants made false and misleading statements in the prospectus in connection with the Merger, in conference calls and press releases during the putative class period and in a May 5, 1999 earnings release and conference call reporting the Company's results for the first quarter of 1999. These complaints seek, among other things, unspecified damages, attorneys' fees and other relief. The Defendants intend to contest each of these actions vigorously. The Company is investigating the allegations in the complaints and although their outcome is not determinable, if one or both are resolved against the Defendants, such action could have a material adverse effect upon the business and financial position of the Company.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

Not applicable.

(b)      Pro Forma Financial Information.

Not applicable.

(c)      Exhibits.

None.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 3, 1999                   PRISON REALTY TRUST, INC.



                                     By: /s/ Vida H. Carroll
                                        ---------------------------------------
                                     Its: Chief Financial Officer and Secretary